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________________________________________________________________________________
                                CHARTER FUNDS /SM/

PROSPECTUS
JANUARY 1, 2000
                                            CORE PLUS FIXED INCOME FUND

                                             INSTITUTIONAL CLASS















The Securities and Exchange
Commission has not approved or
disapproved these securities or
determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.




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INTRODUCTION
------------

CHARTER FUNDS/SM/ ARE SERIES OF CIGNA FUNDS
GROUP, A FAMILY OF MUTUAL FUNDS. EACH
SERIES, OR PORTFOLIO, HAS ITS OWN INVESTMENT
STRATEGY AND RISK/RETURN PROFILE.  THIS
PROSPECTUS DESCRIBES THE INSTITUTIONAL CLASS
OF THE CORE PLUS FIXED INCOME FUND.







                                TABLE OF CONTENTS

                                                                     PAGE NUMBER

Summary........................................................................3
Fees and Expenses of the Fund..................................................5
Investment Information.........................................................6
Management of the Fund.........................................................7
Pricing of Shares..............................................................9
Purchase and Redemption of Shares..............................................9
Dividends and Distributions...................................................11
Tax Matters...................................................................11

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FUND SUMMARY
   INVESTMENT SUMMARY

CORE PLUS FIXED INCOME
FUND                        INVESTMENT OBJECTIVE:

                            o      Seeks a high level of total return.

                            PRINCIPAL INVESTMENT STRATEGIES:

                            o The fund invests primarily in fixed income securities that, at the time of purchase, are rated investment-grade by either Moody's Investor Services, Inc. or Standard and Poor's Corporation or a similar rating agency or, if unrated, are judged by CIGNA Investments to be of comparable quality. Normally, the fund will invest at least 65% of its assets in these securities.

                            o While seeking high total return, CIGNA Investments will also seek to maintain an average portfolio yield consistent with the Lehman Brothers Aggregate Bond Index. CIGNA Investments will seek capital appreciation by identifying securities (primarily fixed income securities) through its sector allocation and security selection process which, in its opinion, may increase in value.

                            o The fund may invest up to 25% of its assets in high-yield, below investment-grade bonds (which may include securities in default). These securities are commonly called "junk bonds."

                            o Up to 20% of fund assets may be invested in foreign debt securities of private and governmental issuers denominated in foreign currencies. Dollar denominated foreign securities do not count against this limitation.

                            o When purchasing or selling securities, CIGNA Investments will analyze market themes, individual security structural features, pricing, trading opportunities and issuer credit quality.

                            o CIGNA Investments may allocate fund assets across different market sectors and maturities. The average portfolio duration of this fund normally varies between 85% and 115% of the duration of the Lehman Brothers Aggregate Bond Index. As of November 30, 1999, the duration of the index was 4.94 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates.

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                            PRINCIPAL RISKS OF INVESTING IN THE FUND:

                            The fund is subject to the following principal investment risks:

                            o This fund's principal risk factor is market risk.

                            o Market risk associated with bonds is related to the level of interest rates. Generally, as interest rates rise, the market price of a bond falls. (A 7% bond is less valuable once interest rates have risen to 8% and an investor can get a higher return elsewhere.) As interest rates fall, however, the market price of a bond rises. This "inverse" relationship is magnified for bonds with longer maturities. (A bond's maturity is the length of time remaining before the borrower must pay the bondholder the face amount of the bond.)

                            o Compared to higher-quality debt securities, below investment-grade bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of below investment-grade bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or sell. These risks are greater for securities in default.

                            o There are additional risks with investing in foreign countries, such as economic, currency, information, political and transaction risks. As a result of these additional risks, the fund may be more volatile than a fund that invested in domestic fixed income securities only.

                            o Credit risk, which is the risk that the issuer or guarantor of a fixed income security is unable or unwilling to meet its obligations to pay principal and interest.

                            o Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

                            o Investment style risk, which is the risk that returns from investment grade and below investment-grade fixed income securities will trail returns from other asset classes or the overall securities markets.

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                            o      Sector allocation risk, which is the risk
                                   that returns from certain sectors of fixed income securities will trail the returns from other sectors.

                            o Currency risk, which is the risk that when the fund invests in securities denominated in foreign currencies, those currencies will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

FEES AND EXPENSES OF THE FUND
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

  SHAREHOLDER FEES
     (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-----------------------------------------------------------------
  Maximum sales charge (load) imposed on
         Purchases (as a percentage of offering price)    None
  Maximum deferred sales charge (load)                    None

  Redemption fee (as a percentage of
         Amount redeemed)                                 None
  Exchange fee                                            None

  ANNUAL FUND OPERATING EXPENSES
     (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------
  Management Fees                                         .60%
  Distribution & Service (12b-1) Fee                      None

  Other Expenses/1/                                       .20%
  Total Annual Fund Operating Expenses                    .80%

  Waiver of Fund Expenses /2/                            (.35%)
  Total Actual Fund Operating Expenses                    .45%

     (1) Other expenses are based on estimated amounts for the current fiscal year.
     (2) CIGNA Investments has contractually agreed, until April 30, 2001, to waive management fees and reimburse the fund if and to the extent total fund operating expenses exceed .45% of average daily net assets. Reimbursement arrangements can decrease the fund's expenses and boost its performance.

CIGNA Investments retains the ability to be repaid by the fund if the fund's expenses fall below the specified operating expense limit prior to the end of the fiscal year or within three years after CIGNA Investments waives management fees or reimburses fund operating expenses.

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EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that:

       o      You invest $10,000 in the fund for the time periods indicated;

       o      Your investment has a 5% return each year; and

       o The fund's operating expenses reflect contractual expense limitations only for the first year. After the first year, the example does not take into consideration CIGNA Investment's agreement to reduce fund expenses, and assumes that the fund's operating expenses remain the same in each year of the applicable period.

       Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                           1 YEAR          3 YEARS
                           $46             $221


INVESTMENT INFORMATION  - OBJECTIVES, STRATEGIES AND RELATED RISKS
CORE PLUS FIXED INCOME FUND
STRATEGY/PHILOSOPHY
CIGNA Investments' fixed income investment philosophy is based on our belief that market inefficiencies exist due to varying investor objectives and time horizons. The fund capitalizes on market inefficiencies by identifying market cycles, making tactical and decisive sector allocations, and selecting securities through a disciplined process.

The Core Plus Fixed Income Fund will invest in a broad array of fixed income sectors including government and agency securities, corporate bonds, and securitized bonds such as mortgage-backed and asset-backed securities, and may also invest in other instruments such as convertible bonds and preferred stock. Investing in mortgage related securities carries prepayment risk, which is the risk that the issuer of the security repays principal prior to a security's maturity. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a fund because the fund will have to reinvest that money at the lower prevailing interest rates.

The Core Plus Fixed Income Fund invests primarily in investment-grade bonds, which include corporate bonds rated Baa3 or higher by Moody's Investor Services, Inc. or BBB- by Standard & Poor's Corporation or, if not rated, in CIGNA Investment's opinion, having similar investment characteristics to bonds rated Baa3 or BBB- or higher, and in obligations of the U.S. government and its agencies. The Core Plus Fixed Income Fund may invest up to 25% of its assets in below investment grade securities. The fund may also invest up to 20% of its assets in foreign debt securities denominated in foreign currency.

The fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as a part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may hedge currency risk (risk associated with rises in the value of the U.S. dollar versus foreign currencies) through the use of forward foreign currency contracts and options. The fund may also use futures contracts and options to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in securities. A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), a foreign currency or a market index (such as the S&P 500).

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Investing in derivatives carries the risk that the fund could lose more than the principal amount invested in the derivative instrument. Derivatives are subject to a number of risks, such as interest rate, credit and liquidity risk, which is the risk that a particular investment may be difficult to purchase or sell. They also involve the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or currency.

DECISION MAKING PROCESS
Investment decisions for the fund follows a three-stage process.

First, the portfolio managers and the strategy team identify key global and macroeconomic themes they anticipate will drive the fixed income markets. For example, the team analyzes liquidity trends, monetary and fiscal policy, capital flows, business cycles, and global indicators such as yield curves and currency dynamics.

Next, the market themes are translated into portfolio strategies and sector allocations that are designed to add value and diversify risk. Various strategies are analyzed and the investment team selects the appropriate allocation within the risk/reward tolerances for the fund.

Finally, sector specialists buy or sell securities to implement the sector allocations. The specific investment choices are based on fundamental industry analysis (such as company business prospects, earnings, credit risk and evaluation of management), independent research, and assessment of credit spreads, liquidity and risk associated with ratings changes.

OTHER INVESTMENT INFORMATION

TEMPORARY, DEFENSIVE POSITIONS. The fund may from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies by investing in cash and short-and medium-term fixed income securities and, as described below, in the Money Market Fund, another Charter Fund/sm/ series of CIGNA Funds Group, in attempting to respond to adverse market, economic, political or other conditions. If the fund takes a temporary defensive position it may not achieve its investment objective.

SHORT-TERM INVESTMENTS. The fund may, pursuant to an order obtained by CIGNA Funds Group from the Securities and Exchange Commission, invest its cash balances that have not been invested in portfolio securities in the Money Market Fund. To avoid double advisory fees, CIGNA Investments will waive or credit its advisory fee by the amount of the advisory fee incurred by the fund in connection with its investment in the Money Market Fund.

PORTFOLIO TURNOVER. Consistent with its investment policies, the fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g. over 100% per year) will cause the fund to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

CHANGES IN POLICIES. The fund's Trustees may change the fund's investment strategies and other policies without shareholder approval. The fund may not change its investment objective or certain restrictions identified as fundamental in the statement of additional information without shareholder approval.

MANAGEMENT OF THE FUND

The investment adviser to the fund is CIGNA Investments, Inc., an indirect, wholly-owned subsidiary of CIGNA Corporation. CIGNA Investments also serves as investment adviser for other investment companies, and for a number of pension, advisory, corporate and other accounts. CIGNA Investments and other affiliates of CIGNA Corporation manage combined assets of approximately $64 billion. CIGNA Investments' mailing address is 900 Cottage Grove Road, Hartford, Connecticut 06152.

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CIGNA Investments determines what investments shall be purchased, held and sold by the fund. As full compensation for the investment management and all other services rendered by CIGNA Investments, the fund pays CIGNA Investments .60% of the fund's average net assets on an annual basis.

PORTFOLIO MANAGERS:

These are the individuals primarily responsible for management of the fund. They have had this responsibility since inception of the fund.

              ROBERT J. MOORE, ROBERT W. JUSTICH, PH.D., IRA EDELBLUM AND KEVIN
                     BARRY.
              ROBERT J. MOORE. Mr. Moore is Chief Investment Officer of CIGNA Investments. He previously had been co-head of global fixed income at Credit Suisse Asset Management where he oversaw the U.S. fixed income team and chaired its sector allocation committees. Prior to joining Credit Suisse in 1987, he was head of a fixed income sales research group at Salomon Brothers. Mr. Moore holds a B.S. in Finance from Lehigh University and is a member of the Advisory Council for the Lehigh University Business School.

              ROBERT W. JUSTICH. Mr. Justich is Managing Director and senior member of the Global Fixed Income portfolio management team of CIGNA Investments. Previously, Mr. Justich was a Managing Director at Credit Suisse Asset Management, where he led the organization's global fixed income credit function and was directly responsible for approximately $6 billion in fixed income assets. Prior to joining Credit Suisse in 1995, he spent seven years as Director, Corporate Bond Trading at Merrill Lynch, focusing on credit research and leading the development of Merrill's first proprietary corporate bond trading desk. Mr. Justich holds a B.A. degree and M.B.A. in Finance from Rutgers University.

              IRA EDELBLUM. Mr. Edelblum is Managing Director and Core Fixed Income Portfolio Manager of CIGNA Investments. Previously, Mr. Edelblum was with Credit Suisse Asset Management where he was a portfolio manager specializing in corporate bonds. Mr. Edelblum is a graduate of the State University of New York (Albany) and holds an M.B.A. from New York University.

              KEVIN D. BARRY, CFA. Mr. Barry is Managing Director and Core Fixed Income Portfolio Manager of CIGNA Investments. His responsibilities include managing public mortgage and asset-backed securities. Previously, Mr. Barry was with 1838 Investment Advisers. Mr. Barry received his bachelor's degree in Finance, Summa Cum Laude, from LaSalle College in 1981.

              Messrs. Moore, Justich and Edelblum joined CIGNA Investments in 1999. Mr. Barry joined CIGNA Investments in 1997.

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PRICING OF SHARES

The price of fund shares is based on the fund's net asset value. The fund's custodian, State Street Bank and Trust Company ("State Street") calculates the net asset value of the fund by dividing the number of outstanding shares of each class into the net assets of the fund attributable to that class. Net assets are the excess of a fund's assets over its liabilities. Net asset value is determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for trading.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair values. The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's net asset value. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

PURCHASE AND REDEMPTION OF SHARES

GENERAL INFORMATION-INSTITUTIONAL CLASS SHARES
The institutional class does not impose any distribution or service fees, and is generally offered to institutional investors such as corporations, endowments, foundations and employer-sponsored retirement or savings plans that maintain an omnibus or pooled account with one or more Charter Funds/SM/.

HOW TO PURCHASE SHARES
Shares of the fund are sold on a continuous basis without any initial sales charge or contingent deferred charge at the net asset value per share of the fund next determined after we receive your purchase order (see "Pricing of Shares"). The fund does not issue share certificates.

ELIGIBLE PURCHASERS
Institutional class shares are available to:

o Separate accounts of Connecticut General Life Insurance Company ("CG Life") or other insurance companies that are offered to qualified employer-sponsored retirement plans, and to other employer-sponsored plans. To be eligible for the institutional class, the employer's plans must invest over $100 million in Charter Funds/SM/ and other CIGNA managed assets with record keeping provided by CG Life or its affiliate. For the purpose of determining the amount of CIGNA managed assets, life insurance and annuity products offered by CG Life may be included. CIGNA managed assets do not include investments in separate accounts that purchase mutual fund shares other than Charter Funds/SM/. Also, these plans are eligible to purchase institutional class shares if the plan sponsor confirms a good faith expectation that investments in CIGNA managed assets by the sponsor and its plans will attain $100 million (using the higher of purchase price or current market value) within one year of initial purchase and if the plan sponsor agrees that institutional class shares may be redeemed and premier class shares purchased if that level is not attained.

o Other institutional investors investing over $25 million ($5 million for the Core Plus Fixed Income Fund) in the specific Charter Fund/SM/ in which the investor wishes to invest and who do not receive record keeping services from CG Life or its affiliate.

o      Subsidiaries and affiliates of CIGNA Corporation.

MAINTENANCE OF CLASS ELIGIBILITY
In the event an investor does not maintain the minimum investment amounts for the institutional class, (as a result of shareholder redemption, not loss in market value changes of fund shares) the fund may redeem the

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investor's shares and purchase shares of the appropriate class of the fund. This transfer will have tax consequences unless the shares are owned in a tax-advantaged retirement account.

INSTITUTIONAL INVESTORS
Institutional investors investing in the institutional class of the fund (other than retirement or savings plan participants) should call CIGNA Funds Services at 1-800-528-6718 to place orders. Purchase orders are priced as of the close of business on the day the order is received by CIGNA Funds Services, provided it receives the order by 4:00 p.m. Eastern Time.

ADDITIONAL INFORMATION:
The fund reserves the right to limit purchases of shares, or may refuse to sell shares (including purchases by exchange) of a fund to any person, if in the judgment of fund management, this is in the best interest of the fund.

The fund may convert from a portfolio directly holding investment securities to a "feeder" fund of a "master" fund having substantially the same objectives, policies and strategies as described in this prospectus if the Board of Trustees of the fund determines it is in the best interests of the fund and its shareholders to do so. If this were to happen, the fund would seek to achieve its investment objective by owning shares of a corresponding master fund, which in turn would own the types of securities and employ the types of policies and strategies described in this prospectus.

HOW TO REDEEM SHARES
INSTITUTIONAL INVESTORS
Institutional investors in the institutional class (other than retirement or savings plan participants) should call CIGNA Funds Services at 1-800-528-6718. Shares will be redeemed at the net asset value next determined after CIGNA Funds Services receives the redemption request.

FURTHER REDEMPTION INFORMATION
Redemptions from the fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the investor must furnish a taxpayer identification number and address. The fund may be required to impose "back-up" withholding of federal income tax on dividends, distributions and redemption of proceeds when non-corporate investors have not provided a certified taxpayer identification number. In addition, if an investor sends a check for the purchase of fund shares and shares are issued before the investor's check has cleared, the transmittal of any proceeds from the redemption of the shares will occur upon clearance of the check, which may take up to 15 days.

The fund reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption for up to seven days and for such other periods as the 1940 Act or Securities and Exchange Commission may permit.

If the sale of fund shares you make during a 90-day period reaches the lesser of $250,000 or 1% of fund assets, we can give you liquid securities from the fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

HOW TO EXCHANGE SHARES
If you want to switch your investment from one Charter Fund/SM/ to another, you can exchange your fund shares for shares of the same class of another fund at the respective net asset values of the funds involved.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise promote the best interests of the Charter Funds, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The Charter Fund/SM/ into which you would like to exchange may also reject your exchange.

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DIVIDENDS AND DISTRIBUTIONS

The fund declares and distribute income dividends monthly and capital gain dividends, if any, annually.

All distributions will be automatically reinvested for you in shares of the fund at the net asset value determined on the record date.

TAX MATTERS

TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS
As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

TAXES ON DISTRIBUTIONS. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, the fund's dividends and distributions of income and short-term capital gains are taxable to you as ordinary income. The fund's distributions of long-term capital gains are taxable to you generally as capital gains. The rates that you will pay on any capital gains distributions will depend on how long the fund holds its portfolio securities. This is true no matter how long you have owned your shares in the fund and even though your distributions are reinvested in shares of the fund.

If you buy shares when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, even though your dividends will be reinvested into the fund.

TAXES ON TRANSACTIONS. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund is the difference between the cost of your shares and the price you receive when you sell them.

For investors who want more information about the fund the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds= performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference.

Information about the fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. You can get free copies of reports and SAIs, request other information and discuss your questions about the fund by contacting the fund at:

     CIGNA Financial Services
     P.O. Box 150476
     Hartford, CT  06115-0476

     Telephone:  1-800-528-6718

Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of this
                                              ------------------
information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the
                                         ------------------
Commission's Public Reference Section, Washington, D.C. 20549-0102.

Information on the operation of the public reference room may be obtained by calling the Commission at:
   1-202-942-8090.


                                                  CHARTER FUNDS /SM/
                                                  CORE PLUS FIXED INCOME FUND



                                                           (Investment
                                                           Company Act
                                                           File No. 811-1646)